                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               M.S.B. FUND, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

---------------------------
          M.S.B.
        FUND, INC.
---------------------------

200 PARK AVENUE, 45TH FLOOR
NEW YORK, NEW YORK 10166

                                                    NOTICE OF ANNUAL MEETING
                                                   OF STOCKHOLDERS TO BE HELD
                                                         APRIL 22, 1999
                                                   --------------------------

To the Stockholders of M.S.B. FUND, INC.:

     The Annual Meeting of Stockholders of M.S.B. FUND, INC. (the "Fund") will be held in the Board Room of Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York on Thursday, April 22, 1999 at 1:00 P.M. for the following purposes:

        -  to elect four directors (Proposal 1);

        - to consider and vote upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as independent auditors of the Fund for the fiscal year ending December 31, 1999 (Proposal 2); and

        - to transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 22, 1999, will be entitled to vote at the meeting and any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                               By Order of the Board of
                                               Directors

                                               EDWARD E. SAMMONS, JR.
                                               Edward E. Sammons, Jr.
                                               Secretary

March 1, 1999

                               M.S.B. FUND, INC.

                          200 PARK AVENUE, 45TH FLOOR

                            NEW YORK, NEW YORK 10166

                               ------------------

                                PROXY STATEMENT
                                      FOR

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 22, 1999

                               ------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of M.S.B. Fund, Inc. (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund to be held in the Board Room of Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York, on Thursday, April 22, 1999, at 1:00 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying notice of meeting and proxy card are being mailed to stockholders for the first time on or about March 3, 1999.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Revocation may be made in writing to the Secretary of the Fund (by execution of a proxy bearing a later date or otherwise) or orally by a stockholder present at the meeting. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted for the election of each nominee named in Proposal 1 and for Proposal 2 described in this Proxy Statement. Should any nominee for the office of director become unable to act as a director, the persons named in the proxy will vote for the election of such other person as the Board of Directors of the Fund shall recommend.

     Stockholders of record at the close of business on February 22, 1999, will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding 3,078,795 voting shares on such date. Each share held by a stockholder is entitled to one vote. As to each matter presented to a vote of stockholders, including the election of directors, shares present at the meeting in person or represented by proxy which abstain on a matter or are not voted because the proxyholder has not received necessary authorization will be counted in determining the presence of a quorum but will not be counted as for or against the matter and will not be counted in the number of votes cast for purposes of determining whether the approval of any required percentage of shares voting at the Annual Meeting has been obtained. Broker non-votes (i.e. proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be treated in the same manner as abstentions.

     A plurality of the votes cast at the Annual Meeting is required to elect a director. Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

     Although the Annual Meeting is called to transact any other business that may properly come before it, the management of the Fund does not intend to present, and at the date hereof has no information that others will present, any matters other than Proposals 1 and 2. However, stockholders are being asked on the enclosed proxy card to authorize the persons named therein to vote with respect to any additional matters that properly come before the Annual Meeting, including all matters incidental to the conduct of the Annual Meeting. If any such matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote said proxies in accordance with their best judgment.

     A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit the gathering of additional proxies. Any such adjournment of the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned and will not require any further notice to stockholders other than announcement at the meeting of the time and place to which the meeting is adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals. They will vote against any such adjournment those proxies which have withheld authority to vote for all nominees in Proposal 1 and those proxies which are required to be voted against or to abstain from voting on any other proposal.

     The solicitation of proxies will be primarily by mail. Supplementary solicitation may be made by mail, telephone, facsimile transmission or oral communication by officers of the Fund or employees of Shay Financial Services, Inc., the Fund's distributor. It is expected that the cost of such supplementary solicitation, if any, will be nominal. The Fund will bear the cost of this solicitation.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If you attend the meeting and wish to vote in person, your proxy will not be used.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The by-laws of the Fund provide that the Board of Directors shall consist of the number of directors established from time to time by vote of a majority of the entire Board of Directors, which number has been set at ten, all of whom must be stockholders, and shall be divided into three classes, which shall be as nearly equal in number as possible and no one of which shall include less than three directors. Directors of each class serve for terms of three years with the terms of the respective classes expiring at successive annual meetings of the Fund. As a result of this arrangement, only the directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

     The Fund's by-laws provide that a director may not continue in office after the first annual stockholders' meeting following the director's seventy-fifth birthday, except that this restriction may be waived by the Board of Directors to permit a director to serve the remainder of his term.

     At the Annual Meeting, four directors will be elected to serve for complete terms of three years each expiring in 2002. Six directors will continue to serve in accordance with the terms for which they were previously elected. All directors shall serve until their respective successors shall have been elected and qualified.

     Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as directors of the Fund.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR LISTED BELOW.

     The name, age (as of the date of the annual meeting), principal occupations for the past five years and other business experience of each director and nominee for election as a director are set forth below.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING 2002

TIMOTHY A. DEMPSEY, age 66
     Chairman and Chief Executive Officer
     The Warwick Savings Bank

Mr. Dempsey first became a director in 1997. Mr. Dempsey serves as Chairman and Chief Executive Officer and as a director of Warwick Community Bancorp, Inc. and has been President and Chief Executive Officer of its principal subsidiary, The Warwick Savings Bank, since 1985. Mr. Dempsey also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser.

+HARRY P. DOHERTY, age 56
     Chairman and Chief Executive Officer
     Staten Island Savings Bank

Mr. Doherty first became a director in 1996. Mr. Doherty serves as Chairman and Chief Executive Officer and as a director of Staten Island Bancorp, Inc. and has been Chairman and Chief Executive Officer of its principal subsidiary, Staten Island Savings Bank, since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc., which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. Mr. Doherty also serves as a director of America's Community Bankers, which until December 7, 1997, owned through subsidiaries a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund's investment adviser and distributor from May

---------------

 + This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "Certain Other Affiliations and Business Relationships."

1995 to December 7, 1997. Mr. Doherty also is a director of Community Bankers Association of New York State.

*JOSEPH R. FICALORA, age 52
     Chairman, President and Chief Executive Officer
     Queens County Bancorp, Inc.

Mr. Ficalora first became a director in 1996 and has served as President of the Fund since 1997. Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora also serves as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and Community Bankers Association of New York State.

*MICHAEL J. GAGLIARDI, age 58
     President and Chief Executive Officer
     Ironbound Bank

Mr. Gagliardi first became a director in 1991 and has served as First Vice President of the Fund since 1997. Mr. Gagliardi is President, Chief Executive Officer and a director of Ironbound Bank located in Newark, NJ, and its holding company, Ironbound Bankcorp, NJ. From January 1992 through February 1993 he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer of Green Point Savings Bank. He also serves as a director of the National Center for the Study of Wilson's Disease.

     It is not contemplated that any nominee will be unable to serve. If prior to the Annual Meeting a nominee should become unable to serve, the shares will be voted by the proxyholders for such other person that the Board of Directors recommends.

CONTINUING DIRECTORS

MALCOLM J. DELANEY, age 72                                     Term Expires 2001
     Formerly President and Chief Executive Officer
     Eastchester Savings Bank

Mr. Delaney first became a director in 1988. In 1992 Mr. Delaney retired from Eastchester Savings, a division of Southold Savings Bank. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank which was acquired by Southold Savings Bank, and he had served as a trustee of the bank since 1981. Mr. Delaney served as a director of North Fork Bancorporation, Inc. until August 1, 1996.

DAVID FREER, JR., age 59                                       Term Expires 2001
     Formerly President and Treasurer
     Budget Payment Corporation

Mr. Freer first became a director in 1983. He served as President of the Fund from 1990 to 1997 and as Vice President of the Fund from 1985 to 1990. Prior to 1999, Mr. Freer served as President, Treasurer and a director of Budget Payment Corporation, which engages in the business of financing insurance premiums.

---------------

 * This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

DAVID F. HOLLAND, age 57                                       Term Expires 2000
     Chairman and Chief Executive Officer
     Boston Federal Savings Bank

Mr. Holland first became a director in 1997. Mr. Holland has been Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989 and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser, and formerly served as Chairman of America's Community Banking Partners, Inc., and as a director of ACB Investment Services, Inc., which, until December 7, 1997, owned through a subsidiary a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund's investment adviser and distributor from May 1995 to December 7, 1997. Mr. Holland also is a director of the Federal Home Loan Bank of Boston and NYCE Corporation. He was a member of the Thrift Industry Advisory Council from 1995 to 1997 and served as its President in 1997.

WILLIAM A. MCKENNA, JR., age 62                                Term Expires 2001
     Chairman, President and Chief Executive Officer
     Ridgewood Savings Bank

Mr. McKenna first became a director in 1988. Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. From September 1993 through February 1995, Mr. McKenna also served as a director of Nationar, which previously acted as the Fund's investment adviser. Since May 1998, Mr. McKenna has served as a trustee of RSI Trust, an investment company registered under the Investment Company Act of 1940. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Boys Hope/ Girls Hope.

*NORMAN W. SINCLAIR, age 74                                    Term Expires 2000
     Formerly Chairman
     Lockport Savings Bank

Mr. Sinclair first became a director in 1988 and has been Second Vice President of the Fund since 1997. Mr. Sinclair served as Chairman of Lockport Savings Bank from December 1988 to June 1994. Prior to June 1989, Mr. Sinclair had also served as Chief Executive Officer of Lockport Savings Bank. Mr. Sinclair is retired. Mr. Sinclair also serves as Treasurer and Secretary of Townline Bowl Inc., which owns and operates bowling lanes.

IAN D. SMITH, age 74                                           Term Expires 2000
     Formerly Senior Vice President and Managing Director
     Apple Bank for Savings

Mr. Smith first became a director in 1982. Mr. Smith served as Second Vice President of the Fund from 1994 to 1997. He previously served as President of the Fund from March 1985 to March 1987. Mr. Smith is retired. He served as Senior Vice President and Managing Director of Apple Bank for Savings from July 1989 through August 1991. From 1983 to 1987, Mr. Smith served as Executive Vice President of Seamen's Bank for Savings, F.S.B.

BOARD MEETINGS AND COMMITTEES

     The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora* (Chairman), David Freer, Jr., Michael J. Gagliardi* and Ian D. Smith. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. The Executive Committee met twice during 1998.

---------------

 * This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

     The Fund has a Nominating Committee, composed of Messrs. William A. McKenna, Jr. (Chairman), Malcolm J. Delaney and Norman W. Sinclair*, whose function is to recommend nominees for election as directors and officers of the Fund. The Committee holds informal discussions as necessary concerning its activities and met once during 1998. The Nominating Committee will consider nominees proposed by stockholders. Stockholders who desire to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data including information concerning the qualifications of the proposed nominee prior to the date specified in this Proxy Statement under the caption "Stockholder Proposals for the 2000 Annual Meeting".

     The Fund has an Audit Committee composed of Messrs. Timothy A. Dempsey (Chairman), David F. Holland and Harry P. Doherty+. The Audit Committee makes recommendations to the full Board of Directors with respect to engagement of independent auditors and reviews with the Fund's independent auditors the scope and results of the annual audit and matters having a material effect upon the Fund's financial statements. The Audit Committee met twice during 1998.

     The Fund does not have a compensation committee.

     During 1998, the Board of Directors met four times; each of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served.

                         EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

                                                                                                 OFFICER
               NAME                                        OFFICE                         AGE     SINCE
               ----                                        ------                         ---    -------
Joseph R. Ficalora................    President                                           52      1996
Michael J. Gagliardi..............    First Vice President                                58      1997
Norman W. Sinclair................    Second Vice President                               74      1997
Rodger D. Shay....................    Vice President and Assistant Secretary              62      1995
Edward E. Sammons, Jr.............    Vice President and Secretary                        59      1995
John J. McCabe....................    Vice President                                      55      1995
Mark F. Trautman..................    Vice President                                      33      1995
Jay F. Nusblatt...................    Treasurer                                           37      1995

     The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve as directors) are set forth below.

RODGER D. SHAY
     Chairman and Director
     Shay Assets Management, Inc.

Mr. Shay has been Chairman and the sole director of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay also has served as Chairman and the sole director of the Fund's distributor, Shay Financial Services, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay held similar positions with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities:
Chairman and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company; Director, First Home Savings Bank, S.L.A. since 1990. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch

---------------

 + This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is a director of America's Community Bankers. See "Certain Other Affiliations and Business Relationships."

Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.
     President
     Shay Assets Management, Inc.

Mr. Sammons has been President of the Fund's investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its Executive Vice President from 1990 to 1997. Mr. Sammons also has served as Executive Vice President of the Fund's distributor, Shay Financial Services, Inc., since 1990. He also held the position of Executive Vice President with Shay Assets Management Co. and Shay Financial Services Co. from 1990 through December 1997. These companies served as the Fund's investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: President and Treasurer of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. MCCABE
     Senior Vice President
     Shay Assets Management, Inc.

Mr. McCabe has been a Senior Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN
     Vice President
     Shay Assets Management, Inc.

Mr. Trautman has been a Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. He has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm. He is also a member of The New York Society of Security Analysts and The Association for Investment Management and Research.

JAY F. NUSBLATT
     Vice President and Director of Fund Accounting and Administration
     PFPC Inc.

Mr. Nusblatt has been Vice President and Director of Fund Accounting and Administration of PFPC Inc., the Fund's administrator, since March 1993. Mr. Nusblatt also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. and as an officer to other mutual funds registered under the Investment Company Act of 1940 who are clients of PFPC. He was previously employed as an Assistant Vice President of Fund/Plan Services, Inc., with responsibility for financial reporting and fund administration from 1989 to 1993.

             CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

     Certain officers and directors of the Fund are also officers, employees, directors or stockholders of Shay Assets Management, Inc. ("SAMI") and Shay Financial Services, Inc. ("SFSI"). Messrs. Rodger D. Shay, Edward E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. ("SISI"), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

     Messrs. Harry P. Doherty and David F. Holland, who are directors of the Fund, also hold or have recently held positions with affiliates of America's Community Bankers (the "Association"), which, prior to December 1997, owned a 50% interest in the Fund's investment adviser. Mr. Doherty is a director of the Association. Until December of 1997, Mr. Holland held positions with subsidiaries of the Association, including the position of director of ACB Investment Services, Inc., which was a general partner in the Fund's prior investment adviser, Shay Assets Management Co. Mr. Holland also served as a director and officer of the Association prior to 1996. Mr. Doherty may be considered an "interested person" as the result of his continued position with the Association and the interest of the Association in certain royalty and other payments that will be made by SISI and its affiliates to the Association and its affiliates. Because Mr. Holland has resigned his positions with the Association and its affiliates, Mr. Holland will not be deemed to be an "interested person," unless the Securities and Exchange Commission by order determines that Mr. Holland is an "interested person" by virtue of having a material relationship with the Fund's investment adviser or distributor as a result of his prior positions with the Association and its affiliates. The Fund paid its investment adviser $407,390, net of fee waivers of $11,097, for its services as investment adviser during 1998.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     The directors of the Fund receive compensation for their services as directors of the Fund consisting of a $3,000 annual retainer per director, payable in four quarterly installments, and a per-meeting fee of $500 for each meeting of the Board of Directors attended in person. The Board of Directors holds its regular meetings quarterly. Directors also are reimbursed their reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund. In recognition of the additional responsibilities and duties performed by the President of the Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to compensation the President receives as a director. The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. Directors serving on a committee of the Board of Directors receive additional compensation of $250 for each committee meeting attended in person if the meeting is held on a date on which a meeting of the Board of Directors is not held. No fee is payable for telephonic meetings of the Board of Directors or any committee.

     The total compensation received by directors and officers of the Fund for service during 1998 was $50,500. The total amount of expenses incurred during 1998 for which the directors were reimbursed was $6,407.

     The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1998. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                               COMPENSATION TABLE

                                          AGGREGATE           TOTAL
                                         COMPENSATION      COMPENSATION
                                           FROM THE       FROM THE FUND
NAME OF DIRECTOR                             FUND        AND FUND COMPLEX
----------------                         ------------    ----------------
Malcolm J. Delaney...................       $5,000           $ 5,000
Timothy A. Dempsey...................       $4,750           $ 9,750*
Harry P. Doherty.....................       $5,000           $12,000*
Joseph R. Ficalora...................       $7,000           $ 7,000
David Freer, Jr......................       $5,000           $ 5,000
Michael J. Gagliardi.................       $5,000           $ 5,000
David F. Holland.....................       $4,500           $20,500*
William A. McKenna, Jr...............       $4,500           $ 9,500*
Norman W. Sinclair...................       $4,750           $ 4,750
Ian D. Smith.........................       $5,000           $ 5,000

---------------

 * Includes compensation of $5,000, $16,000 and $5,000 received by Messrs. Dempsey, Holland and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of another investment company with the same investment adviser as the Fund.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information with respect to shares of the Fund beneficially owned by each director and each nominee for election as a director and by all directors, nominees and executive officers as a group as of December 31, 1998. No nominee or continuing director or officer, other than David Freer, Jr., beneficially owns more than 1% of the Fund's outstanding shares. On December 31, 1998, all directors, nominees and officers of the Fund as a group beneficially owned 160,310 shares (approximately 5.2% of the shares outstanding on such date) of the Fund. No person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund's outstanding shares. The table below sets forth the shares owned by the directors of the Fund and the Fund's directors and officers of the Fund as a group as of December 31, 1998.

                                                                PERCENT
                                    NUMBER OF SHARES OF    BENEFICIALLY OWNED
NAME                                  COMMON STOCK(1)           OF CLASS
----                                -------------------    ------------------
DIRECTORS AND NOMINEES
Malcolm J. Delaney..............            3,525(2)            *
Timothy A. Dempsey..............            1,054               *
Harry P. Doherty................            3,965(2)            *
Joseph R. Ficalora..............            2,072               *
David Freer, Jr.................           31,383(2)(3)       1.02%
Michael J. Gagliardi............           20,635(2)(4)         *
David F. Holland................              934               *
William A. McKenna, Jr..........           26,892(2)(5)         *
Norman W. Sinclair..............            4,042               *
Ian D. Smith....................            7,948(6)            *
EXECUTIVE OFFICERS WHO ARE
  NOT ALSO DIRECTORS
Rodger D. Shay..................           17,869(2)            *
Edward E. Sammons, Jr...........            8,150               *
John J. McCabe..................           17,356               *
Mark F. Trautman................           14,484(2)(7)         *
Jay F. Nusblatt.................                0               *
ALL DIRECTORS, EXECUTIVE
  OFFICERS AND NOMINEES AS A
  GROUP
  (15 Persons)..................          160,310             5.2%

---------------
* Less than 1%.

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.
(2) Includes shares owned by, or jointly held with, spouses as follows: Mr. Delaney -- 3,525 shares jointly owned with Mrs. Delaney; Mr. Doherty -- 3,659 shares jointly owned with Mrs. Doherty; Mr. Freer -- 6,937 shares jointly owned with Mrs. Freer and 3,783 shares owned by Mrs. Freer; Mr. Gagliardi -- 2,409 shares jointly owned with Mrs. Gagliardi and 968 shares owned by Mrs. Gagliardi; Mr. McKenna -- 23,211 shares jointly owned with Mrs. McKenna; Mr. Shay -- 12 shares jointly owned with Mrs. Shay; and Mr. Trautman -- 3,056 shares jointly owned with Mrs. Trautman and 2,036 shares owned by Mrs. Trautman.
(3) Includes 1,019 shares owned by Double V Enterprises, Inc. which is 100% owned by Mr. Freer.
(4) Includes 815 shares owned and voted by Mr. Gagliardi's children (as to which Mr. Gagliardi disclaims beneficial ownership).
(5) Includes 2,697 shares held by Mr. McKenna as custodian for his son and for which Mr. McKenna has sole voting and investment power and 984 shares owned and voted by Mr. McKenna's children.
(6) Includes 1,301 shares owned by Mr. Smith's children and grandchildren.
(7) Includes 255 shares held by Mr. Trautman as custodian under the Uniform Gifts to Minors Act.

        PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors on January 21, 1999, selected the firm of Arthur Andersen LLP, 1601 Market Street, Philadelphia, Pennsylvania, to replace KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 1999. This decision was recommended to the Board of Directors by the Audit Committee after a review of competing fee and service proposals by Arthur Andersen LLP and KPMG LLP.

     KPMG LLP has served as the independent accountants of the Fund since 1989. None of the reports of KPMG LLP on the financial statements of the Fund for the last two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, there were no disagreements during such fiscal years, or the interim period between January 1, 1999, through January 21, 1999, between the Fund and KPMG LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
           RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                             INDEPENDENT AUDITORS.

     Representatives of KPMG LLP and Arthur Andersen LLP are not expected to be present at the Annual Meeting of Stockholders.

                             ADDITIONAL INFORMATION

ADDRESS OF INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The principal offices of the Fund's investment adviser, Shay Assets Management, Inc., and of its distributor, Shay Financial Services, Inc., are located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. Shay Assets Management, Inc. also maintains an office located at 200 Park Avenue, 45th Floor, New York, New York. The principal office of the Fund's administrator, PFPC Inc., is located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 1998, to any stockholder upon request. Contact the Fund c/o Shay Financial Services, Inc. at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 or call 800-661-3938 to request a copy of the Annual Report.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 2000 Annual Meeting of the Fund must be received by the Fund at the offices of its administrator, PFPC Inc., at P.O. Box 8905, Wilmington, Delaware 19809 on or before November 2, 1999, in order for such proposal to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                            By Order of the Board of Directors

                                            Edward E. Sammons, Jr.
                                            Edward E. Sammons, Jr.
                                            Secretary

PROXY                      M.S.B. FUND, INC.                              PROXY
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 1999

The undersigned hereby appoints John J. McCabe and Mark F. Trautman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of capital stock of M.S.B. Fund, Inc. held of record by the undersigned on February 22, 1999, at the Annual Meeting of Stockholders to be held on April 22, 1999, or any adjournment thereof.

                                        NOTE:  Please sign exactly as your name
                                        appears below.  When shares are held by
                                        joint tenants, both should sign.  When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.  If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer.  If a partnership,
                                        please sign in partnership name by
                                        authorized persons.



                                        _______________________________________
                                        Signature



                                        _______________________________________
                                        Authorized signature if held jointly



                                        _______________________________________
                                        Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" ALL NOMINEES AND PROPOSALS. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X]

                                                                                        FOR         WITHHOLD        FOR ALL
                                                                                        ALL           ALL            EXCEPT
                                                                                                                (as marked below)
1. Election of Directors:

   Timothy A. Dempsey   Harry P. Doherty  Joseph R. Ficalora   Michael J. Gagliardi     [ ]           [ ]            [ ]


   (To withhold authority to vote for any individual nominee, strike a line through the name above.)

                                                                                        FOR         AGAINST         ABSTAIN

2. The ratification of the selection of Arthur Andersen LLP as independent             [ ]           [ ]            [ ]
   auditors.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.